SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2018

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Victory Park

2323 Victory Avenue, Suite 1200

Dallas, Texas, 75219

(Address of Principal Executive Offices, including Zip Code)

(214) 265-0880

(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s 2018 Annual Meeting of Stockholders was held on May 24, 2018 in Boston, Massachusetts, at which the following proposals were submitted to a vote of the Company’s stockholders:

•	The election of three Class III directors to the Company’s Board of Directors.

•	A non-binding advisory vote to approve the compensation of the Company’s named executive officers.

•	The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For more information about the foregoing proposals, see the Company’s proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 25, 2018, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Class A common stock were entitled to one vote per share on all matters voted on by stockholders at the Annual Meeting. The voting results with respect to each matter voted upon are set forth below:

Board of Director Election Results

The stockholders elected each of the nominees for Class III directors to a three-year term by a majority of the votes cast.

Class III Director Nominee:	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Susan P. McGalla	33,528,851	91,385	—	3,720,525
Lenore M. Sullivan	33,183,047	437,189	—	3,720,525
Morgan K. O’Brien	33,537,923	82,313	—	3,720,525

Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders approved the compensation of the Company’s named executive officers. The results of the vote included 32,547,470 votes for, 1,013,849 votes against, 58,917 votes abstained and 3,720,525 broker non-votes.

Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of the vote included 36,749,275 votes for, 590,626 votes against, 860 votes abstained and zero broker non-votes.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.

Dated: May 29, 2018	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer